Exhibit 99.2
Last Updated     1/30/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2006 and 2005

		3 Mo. Ended December			12 Mo. Ended December
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$13	$18	$(5)	$270	$170	$100
2	Pinnacle West Energy	—	(6)	6	—	(85)	85
3	APS Energy Services	(2)	(3)	1	(3)	(6)	3
4	SunCor	3	13	(10)	50	39	11
5	El Dorado	(1)	—	(1)	(3)	(2)	(1)
6	Parent Company	(3)	2	(5)	3	107	(104)

7	Income From Continuing Operations	10	24	(14)	317	223	94

8	Income (Loss) From Discontinued Operations — Net of Tax	8	(3)	11	10	(47)	57
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$18	$21	$(3)	$327	$176	$151

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.13	$0.19	$(0.06)	$2.70	$1.77	$0.93
12	Pinnacle West Energy	—	(0.06)	0.06	—	(0.89)	0.89
13	APS Energy Services	(0.02)	(0.04)	0.02	(0.03)	(0.06)	0.03
14	SunCor	0.03	0.13	(0.10)	0.50	0.40	0.10
15	El Dorado	(0.01)	(0.01)	—	(0.03)	(0.02)	(0.01)
16	Parent Company	(0.03)	0.03	(0.06)	0.03	1.11	(1.08)

17	Income From Continuing Operations	0.10	0.24	(0.14)	3.17	2.31	0.86

18	Income (Loss) From Discontinued Operations — Net of Tax	0.08	(0.02)	0.10	0.10	(0.49)	0.59
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.18	$0.22	$(0.04)	$3.27	$1.82	$1.45

21	BOOK VALUE PER SHARE	$33.66 *	$34.58	$(0.92)	$33.66 *	34.58	(0.92)

	COMMON SHARES OUTSTANDING (Thousands)

22	Average — Diluted	100,474	99,050	1,424	100,010	96,590	3,420
23	End of Period	99,959	99,057	902	99,959	99,057	902

	* Estimate
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2006 and 2005

		3 Mo. Ended December			12 Mo. Ended December
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$242	$207	$35	$1,271	$1,079	$192
25	Business	302	243	59	1,239	1,041	198

26	Total retail	544	450	94	2,510	2,120	390
	Wholesale revenue on delivered electricity
27	Traditional contracts	(3)	6	(9)	22	23	(1)
28	Off-system sales	12	20	(8)	46	40	6
29	Transmission for others	7	5	2	26	26	—
30	Other miscellaneous services	9	7	2	31	28	3

31	Total regulated operating electricity revenues	569	488	81	2,635	2,237	398

	MARKETING AND TRADING
32	Electricity and other commodity sales	71	84	(13)	331	352	(21)

33	Total operating electric revenues	$640	$572	$68	$2,966	$2,589	$377

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,571	2,518	53	12,994	12,223	771
35	Business	3,585	3,427	158	14,977	14,254	723

36	Total retail	6,156	5,945	211	27,971	26,477	1,494
	Wholesale electricity delivered
37	Traditional contracts	167	227	(60)	884	850	34
38	Off-system sales	497	526	(29)	1,994	1,336	658
39	Retail load hedge management	347	532	(185)	1,574	3,010	(1,436)

40	Total regulated electricity	7,167	7,230	(63)	32,423	31,673	750

	MARKETING AND TRADING
41	Wholesale sales of electricity	3,688	5,240	(1,552)	16,282	23,572	(7,290)

42	Total electric sales	10,855	12,470	(1,615)	48,705	55,245	(6,540)

See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2006 and 2005

		3 Mo. Ended December			12 Mo. Ended December
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$209	$143	$66	$173	$—	$173
44	Deferred fuel and purchased power costs — current period	19	29	(10)	244	171	73
45	Interest on deferred fuel	2	1	1	8	2	6
46	Amounts recovered through revenues	(70)	—	(70)	(265)	—	(265)

47	Deferred fuel and purchased power regulatory asset — ending balance	$160	$173	$(13)	$160	$173	$(13)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$18	$23	$(5)	$55	$55	$—
49	Mark-to-market reversals on realized sales (a) (b)	(6)	(17)	11	(14)	(16)	2
50	Change in mark-to-market value of forward sales	(3)	1	(4)	—	20	(20)

51	Total gross margin	$9	$7	$2	$41	$59	$(18)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$3	$6	$(3)	$18	$59	$(41)
53	APS	5	3	2	14	(6)	20
54	Pinnacle West Energy	—	—	—	—	5	(5)
55	APS Energy Services	1	(2)	3	9	1	8

56	Total gross margin	$9	$7	$2	$41	$59	$(18)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2006, Pinnacle West had accumulated net mark-to-market gains of $30 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $16 million; and 2008, $14 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $6 million was transferred to “realized” for the fourth quarter of 2006. A $6 million realized gain is included in the $18 million on line 48 for the fourth quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms.

Last Updated  1/30/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2006 and 2005

		3 Mo. Ended December			12 Mo. Ended December
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers

57	Residential	949,132	911,623	37,509	936,464	896,472	39,992
58	Business	117,342	112,569	4,773	115,431	111,168	4,263

59	Total	1,066,474	1,024,192	42,282	1,051,895	1,007,640	44,255
60	Wholesale customers	80	77	3	77	78	(1)

61	Total customers	1,066,554	1,024,269	42,285	1,051,972	1,007,718	44,254

62	Customer growth (% over prior year)	4.1%	4.5%	(0.4)%	4.4%	4.3%	0.1%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

63	Residential	2,619	2,515	104	13,014	12,280	734
64	Business	3,598	3,414	184	15,008	14,286	722

65	Total	6,217	5,929	288	28,022	26,566	1,456

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,709	2,763	(54)	13,876	13,635	241
67	Business	30,552	30,444	108	129,749	128,514	1,235

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,759	2,758	1	13,897	13,698	199
69	Business	30,667	30,332	335	130,017	128,507	1,510

	ELECTRICITY DEMAND (MW)

70	System peak demand	5,316	5,169	147	7,652	7,000	652
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2006 and 2005

		3 Mo. Ended December			12 Mo. Ended December
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,868	1,496	372	6,988	7,509	(521)
72	Coal	3,337	3,458	(121)	13,176	13,060	116
73	Gas, oil and other	1,628	2,114	(486)	7,384	8,435	(1,051)

74	Total generation production	6,833	7,068	(235)	27,548	29,004	(1,456)

	Purchased power
75	Firm load	223	402	(179)	4,290	3,474	816
76	Marketing and trading	4,328	6,102	(1,774)	19,240	25,713	(6,473)

77	Total purchased power	4,551	6,504	(1,953)	23,530	29,187	(5,657)

78	Total energy sources	11,384	13,572	(2,188)	51,078	58,191	(7,113)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	75%	61%	14%	71%	77%	(6)%
80	Coal	87%	92%	(5)%	87%	87%	0%
81	Gas, oil and other	22%	27%	(5)%	25%	28%	(3)%
82	System average	50%	50%	0%	51%	53%	(2)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	267	419	(152)	153	114	39
84	Coal	155	103	52	82	73	9
85	Gas	286	226	60	89	93	(4)

86	Total	708	748	(40)	324	280	44

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2006 and 2005

		3 Mo. Ended December			12 Mo. Ended December
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$52.72	$83.58	$(30.86)	$56.76	$66.40	$(9.64)
88	SP15	$62.16	$97.65	$(35.49)	$61.95	$72.94	$(10.99)
	Off-Peak
89	Palo Verde	$39.62	$67.79	$(28.17)	$37.09	$47.55	$(10.46)
90	SP15	$46.27	$76.45	$(30.18)	$40.61	$52.06	$(11.45)

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	457	508	(51)	4,695	4,663	32
92	Heating degree-days	383	308	75	851	766	85
93	Average humidity	33%	30%	3%	28%	34%	(6)%
	10-Year Averages
94	Cooling degree-days	437	437	—	4,624	4,624	—
95	Heating degree-days	386	386	—	931	931	—
96	Average humidity	39%	39%	0%	34%	34%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	2,910	6,152	(3,242)	26,478	40,098	(13,620)
98	Multi-family	783	1,383	(600)	9,861	7,129	2,732

99	Total	3,693	7,535	(3,842)	36,339	47,227	(10,888)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	4.6%	5.3%	(0.7)%	5.0%	5.3%	(0.3)%
101	Unemployment rate (%, seasonally adjusted)	4.0%	4.8%	(0.8)%	4.2%	4.7%	(0.5)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended November 30, 2006.
See Glossary of Terms.